UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 30, 2010

MONEYLOGIX GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-30424	33-0680443
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

905-761-1400
 (Registrant’s telephone number, including area code)

61 Bowan Court, Toronto, Ontario, Canada M2K 3A7
(Former name or former address, if changed since last report)

Copies to:
Gregg E. Jaclin, Esq.
Anslow + Jaclin,  LLP
195 Route 9 South, Suite 204
Manalapan, New Jersey 07726
(732) 409-1212

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

The Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties, principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”  All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements.  We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology.  Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy.  These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Current Report on Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  Moreover, we operate in a very competitive and rapidly changing environment.  New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements.

We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short term and long term business operations, and financial needs.  These forward-looking statements are subject to certain risks and uncertainties that could cause our actual results to differ materially from those reflected in the forward looking statements.  Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this Current Report on Form 8-K, and in particular, the risks discussed below and under the heading “Risk Factors” and those discussed in other documents we file with the Securities and Exchange Commission that are incorporated into this Current Report on Form 8-K by reference.  The following discussion should be read in conjunction with our annual report on Form 10-K and our quarterly reports on Form 10-Q incorporated into this Current Report on Form 8-K by reference, and the consolidated financial statements and notes thereto included in our annual and quarterly reports.  We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements.  In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statement.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K.  Before you invest in our common stock, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” and elsewhere in this Current Report on Form 8-K could negatively affect our business, operating results, financial condition and stock price.  Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations.

Item 1.01.   Entry into a Material Definitive Agreement.

Described in Item 2.01 below, on June 30, 2010 we entered into a share exchange agreement(the “Exchange Agreement”), by and among Moneylogix Group Inc., a Nevada Corporation (“we,” “Moneylogix,” “MLXG” or the “Company”), Panacea Global, Inc., a Delaware Corporation (“Panacea”), and the shareholders of Panacea (the “Panacea Shareholders”).  The closing of the transaction (the “Closing”) took place on June 30, 2010 (the “Closing Date”). On the Closing Date, pursuant to the terms of the Exchange Agreement, we acquired 100% of the outstanding shares of Panacea (the “Panacea Shares”) from the Panacea Shareholders, and the Panacea Shareholders transferred and contributed 100% of the Panacea Shares to us. In exchange, we issued to the Panacea Shareholders, their designees or assigns, 74,800,000 shares (the “Exchange Shares”) representing 83.7% of the outstanding shares of our common stock issued and outstanding after the Closing (the “Share Exchange”). Pursuant to the Exchange Agreement, Panacea became our wholly-owned subsidiary. Our directors have approved the Exchange Agreement and the transactions contemplated thereunder. A copy of the Exchange Agreement is included as Exhibit 2.1 to this Current Report on Form 8-K.

In addition, pursuant to the Exchange Agreement, Gary Cilevitz and Alex Haditaghi resigned as the directors of the Company and Moshiri Mahmood and Binnay Sethi will be appointed as the new directors of the Company upon effectiveness of an information statement required by Rule 14f-1 promulgated under the Exchange Act of 1934 (the “Exchange Act”). Additionally, Gary Cilevitz and Alex Haditaghi resigned as our officers and Moshiri Mahmood and Binnay Sethi were appointed as our new officers, effective immediately at the Closing.

On June 30, 2010, Majid Haditaghi, the majority shareholder of Moneylogix entered into a stock purchase agreement with Roscoe Investment International, LLC, a Dubai corporation (“Roscoe”) (the “Roscoe SPA”). Pursuant to the Roscoe SPA Majid Haditaghi sold 71,200,000 shares of our common stock to Roscoe for an aggregate purchase price of $71,200.00.  The closing of the transaction took place on June 30, 2010. A copy of the Roscoe SPA is included as Exhibit 2.2 to this Current Report on Form 8-K.

In addition, on June 30, 2010 pursuant to a stock purchase agreement by and between Roscoe and the Company (the “Moneylogix SPA”), Roscoe agreed to transfer 71,200,000 shares to Moneylogix in exchange for 100% of the outstanding shares of Moneylogix Group, Inc., an Ontario, Canada corporation and the wholly owned subsidiary of Moneylogix (“Moneylogix Canada”). A copy of the Moneylogix SPA is included as Exhibit 2.3 to this Current Report on Form 8-K.

Item 2.01   Completion of Acquisition or Disposition of Assets

As described in Item 1.01, on June 30, 2010, Moneylogix completed the acquisition of Panacea, a biopharmaceutical company that is focused on the early detection of cancer.

CLOSING OF EXCHANGE AGREEMENT

On June 30, 2010, we entered into a share exchange by and among the Company, Panacea, and the Panacea Shareholders. The closing of the transaction took place on June 30, 2010. On the Closing Date, pursuant to the terms of the Exchange Agreement, we acquired the Panacea Shares from the Panacea Shareholders. In exchange, we issued the Exchange Shares to the Panacea Shareholders, their designees or assigns, which represents 83.7% of our outstanding shares on a fully diluted basis as of and immediately after the Closing of the Share Exchange.  Following the Share Exchange, there are 89,363,586 shares of common stock issued and outstanding after the Closing. Our board of directors (the “Moneylogix Board”) have approved the transactions contemplated under the Exchange Agreement.  Additionally, the board of directors of Panacea (the “Panacea Board”) have approved the Exchange Agreement and the transactions contemplated thereunder.

CLOSING OF PURCHASE AGREEMENTS

Pursuant to the Roscoe SPA Majid Haditaghi, a majority shareholder of Moneylogix, sold 71,200,000 shares of common stock at a par value of $0.001 per share to Roscoe, for an aggregate purchase price of $71,200.00.  The closing of the transaction took place on June 30, 2010.

In addition, we entered into the Moneylogix SPA with Roscoe. Pursuant to the terms of the Moneylogix SPA, Roscoe transferred 71,200,000 shares to Moneylogix in exchange for 100% of the outstanding shares of Moneylogix Canada.  At closing, Roscoe became the sole shareholder of Moneylogix Canada.

BUSINESS
Overview

We were incorporated in the state of Delaware on February 5, 2010.  We are a development stage company that has acquired the global rights, except for the United States of America, for early detection diagnostic cancer tests. Our goal is to sell early detection cancer tests globally through strategic partnerships with companies in each country. Currently, we have no revenue streams and our expenses incurred relate to start up costs and professional fees.  We are in the process of hiring a management team and independent directors to execute the strategy of our business.

Products and Services

We have the global rights, except for the United States of America, for early detection cancer tests.  The early detection cancer tests are based on the detection of HAAH levels in blood. The primary tests which are available immediately for sale include:

●	BC Detect (Breast Cancer);
●	CC Detect (Colorectal Cancer);
●	LC Detect (Lung Cancer);
●	PC Detect (Prostate Cancer); and
●	TK Sense A RT-PCR (Gene Expression for Chronic Myelogenous Leukemia to Imatinib)

Raw Materials and Suppliers

Panacea Pharmaceuticals, Inc., has developed various cancer diagnostic products used for screening, monitoring, surveillance, recurrence, drug sensitivity and companion diagnostics for patient management. We have entered into a licensing agreement with Panacea Pharmaceuticals, Inc., to provide all reagents for the early detection cancer tests. A copy of this agreement is attached hereto as Exhibit 10.1.

Business Model

We are a biopharmaceutical company that sells early detection cancer tests through our licensing agreement with Panacea Pharmaceuticals, Inc.  We market and sell products through strategic partnerships with companies in different countries by entering into sublicensing agreements to sell our products.  We may enter into sublicensing agreements with one or more third parties under all or some of the related Panacea Pharmaceuticals, Inc., patents.  Additionally, we have developed stand alone operations in certain countries including Canada.

A license agreement with an upfront fee and royalty stream will be set up with the strategic partners who will be able to demonstrate expertise in this area with a proven track record. We are in the process of hiring a management team and independent directors to execute the strategy of our business.

Growth Strategy

Our initial growth strategy is to focus on developing the Canadian market as a standalone operation.  Concurrently, growth will be focused on China, Korea and Japan along with Europe and the Middle East.  The company expects there to be revenue from Canada by the end of 2010.  Additionally, the Company intends to establish a strategic partnership with at least four partners in at least four countries per year.

Properties

Our corporate headquarters are located at 61 Bowan Court, Toronto, Ontario, Canada M2K 3A7.

Employees

As of the date hereof, we do not have any full-time employees and are currently looking to hire a management team to implement the vision of the company.

RISK FACTORS

You should carefully consider the risks described below together with all of the other information included in this report before making an investment decision with regard to our securities.  The statements contained in or incorporated herein that are not historic facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. If any of the following risks actually occurs, our business, financial condition or results of operations could be harmed. In that case, you may lose all or part of your investment.

Risks Relating to Our Business

WE REQUIRE SUBSTANTIAL ADDITIONAL CAPITAL TO CONTINUE MARKETING AND DEVELOPING OUR PLANNED PRODUCTS. WE MAY HAVE DIFFICULTY RAISING CAPITAL WHEN WE NEED IT OR AT ALL. RAISING SUCH CAPITAL MAY DILUTE STOCKHOLDER VALUE. IF WE ARE UNABLE TO RAISE CAPITAL, WE MAY BE REQUIRED TO LIMIT OR CEASE OUR OPERATIONS, OR OTHERWISE MODIFY OUR BUSINESS STRATEGY

We will require substantial additional capital to commercialize our planned products. Our commercialization efforts will include, but are not limited to, entering into agreements with third parties for manufacturing, marketing and distribution, and obtaining regulatory approvals, all of which are necessary before our planned products can be sold and which may take a significant amount of time, if not years, to complete.

Due to the current economic conditions and the risks and uncertainties surrounding our Company, we may not be able to secure additional financing on acceptable terms, if at all. If we obtain additional funds by selling any of our equity securities, the percentage ownership of our stockholders will be reduced, stockholders may experience substantial dilution, the price of our common stock may decline, or the equity securities issued may have rights, preferences or privileges senior to the common stock. To the extent that services are paid for with common stock or stock options that are exercised and sold into the market, the market price of our common stock could decline and your ownership interest will be diluted. If adequate funds are not available to us on satisfactory terms, we will be required to limit or cease our operations, or otherwise modify our business strategy, which could materially harm our future business prospects.

OUR PLANNED PRODUCTS MAY PROVE TO BE TOO EXPENSIVE TO MANUFACTURE AND MARKET SUCCESSFULLY, WHICH WOULD HARM OUR FUTURE PROSPECTS

Our planned products may prove to be too expensive to manufacture and market successfully. Market acceptance of our products will depend in large part upon our ability to demonstrate the operational and safety advantages of our product as well as the cost effectiveness of our product compared to other products. If we are unable to produce products that are competitive with standard products, we will not be able to sell our products. This could have a material adverse effect on our operations.

IF WE ARE NOT ABLE TO ENTER INTO MANUFACTURING ARRANGEMENTS FOR OUR PLANNED PRODUCTS THEN OUR FUTURE PROSPECTS WILL BE HARMED

We have no experience in establishing, supervising or conducting commercial manufacturing. We plan to rely on third party contractors to manufacture our planned products. We may never be successful in establishing manufacturing capabilities for our planned products. Relying on third parties may expose us to the risk of not being able to directly oversee the manufacturing process, which may adversely affect the production and quality of our planned products. Furthermore, these third-party contractors, whether foreign or domestic, may experience regulatory compliance difficulty, mechanical shutdowns, employee strikes, or other unforeseeable acts that may delay or prevent production. We may not be able to manufacture our products in sufficient quantities at an acceptable cost, or at all, which could materially adversely affect our future prospects.

IF WE ARE NOT ABLE TO ESTABLISH MARKETING, SALES AND DISTRIBUTION ARRANGEMENTS FOR OUR PRODUCTS THEN OUR FUTURE PROSPECTS WILL BE HARMED

We must establish marketing, sales and distribution capabilities before the diagnostic tests can be sold. We have no experience in establishing such capabilities. Until we have established manufacturing arrangements, we do not plan to devote any meaningful time or resources to establishing marketing sales or distribution capabilities. We intend to enter into agreements with third parties in the future to market, sell and distribute our planned products. However, we may be unable to establish or maintain third-party relationships on a commercially reasonable basis, if at all. In addition, these third parties may have similar or more established relationships with our competitors.

If we do not enter into relationships with third parties to market, sell and distribute our planned products, we will need to develop our own such capabilities. We have no experience in developing, training or managing a sales force. If we choose to establish a direct sales force, we will incur substantial additional expenses in developing, training and managing such an organization. We may not be able to build a sales force on a cost effective basis or at all. Any such direct marketing and sales efforts may prove to be unsuccessful. In addition, we will compete with many other companies that currently have extensive and well-funded marketing and sales operations. Our marketing and sales efforts may be unable to compete against these other companies. We may be unable to establish a sufficient sales and marketing organization on a timely basis, if at all. We may be unable to engage qualified distributors. Even if engaged, they may fail to satisfy financial or contractual obligations to us. They may fail to adequately market our products. They may cease operations with little or no notice to us or they may offer, design, manufacture or promote competing products.

WE MUST OBTAIN REGULATORY APPROVALS IN FOREIGN JURISDICTIONS TO MARKET OUR PRODUCTS ABROAD

Whether or not regulatory approval has been obtained, we must secure approval for our future planned products by the comparable non-U.S. regulatory authorities prior to the commencement of marketing of the product in a foreign country. The process of obtaining these approvals will be time consuming and costly. The approval process varies from country to country and the time needed to secure additional approvals may be longer than that required for United States regulatory approval. These applications may require the completion of pre-clinical and clinical studies and disclosure of information relating to manufacturing and controls. Unanticipated changes in existing regulations or the adoption of new regulations could affect the manufacture and marketing of our products.

WE ARE VULNERABLE TO SUPERIOR COMPETING PRODUCTS OR NEW TECHNOLOGIES THAT COULD MAKE OUR DIAGNOSTIC TESTS OBSOLETE

We are vulnerable to the development of superior competing products and to changes in technology which could eliminate or reduce the need for our products. If a superior technology is created, the demand for our product could greatly diminish causing our commercialization efforts and future prospects to be materially adversely affected.

BECAUSE WE RELY ON THIRD PARTIES FOR RESEARCH AND DEVELOPMENT ACTIVITIES NECESSARY TO COMMERCIALIZE OUR PRODUCT, WE HAVE LESS DIRECT CONTROL OVER THOSE ACTIVITIES. THIS COULD HAVE A MATERIALLY ADVERSE EFFECT ON OUR FUTURE PROSPECTS

We do not maintain our own laboratory and we do not employ our own researchers. We have contracted with third parties in the past to conduct research, development and testing activities and we expect to continue to do so in the future. Because we rely on such third parties, we have less direct control over those activities and cannot assure you that the research will be done properly or in a timely manner, or that the results will be reproducible. Our inability to conduct research and development may delay or impair our ability to develop, obtain approval for and commercialize our product. The cost and time to establish or locate an alternative research and development facility to develop our technology could have a materially adverse effect on our future prospects.

THE LOSS OF THE SERVICES OF CERTAIN THIRD PARTIES AND OUR OFFICERS AND DIRECTORS COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR BUSINESS

We are dependent upon the services of third parties related to development and commercialization of our planned products. The loss of their services and the inability to retain acceptable substitutes could have a material adverse effect on our future prospects. We are also dependent upon the services of our officers and directors. The loss of his services or our inability to retain suitable replacements could have a material adverse effect on our ability to continue operating.

BECAUSE WE HAVE LIMITED EXPERIENCE IN THE DIAGNOSTIC TESTING INDUSTRY, OUR BUSINESS MAY TAKE LONGER TO DEVELOP, WHICH COULD ADVERSELY AFFECT OUR FUTURE PROSPECTS

We have had limited experience in the diagnostic testing industry. Consequently, our business may take longer to develop, which could adversely affect our future prospects.

IF WE CANNOT GENERATE ADEQUATE, PROFITABLE SALES OF OUR PLANNED PRODUCTS, WE WILL NOT BE SUCCESSFUL

In order to succeed, we must develop commercially viable products and sell adequate quantities at a high enough price to generate a profit. We may not accomplish these objectives. Even if we succeed in developing a commercially viable product, a number of factors may affect future sales of our product. These factors include:

●	Whether we will be successful in obtaining regulatory approval in the future;
●	Whether physicians, patients and clinicians accept our product as a viable test for the early detection of cancer;
●	Whether the cost of our product is competitive in the medical marketplace; and
●	Whether we successfully contract the manufacture and marketing of the diagnostic tests to third parties or develop such capabilities ourselves.

OUR PLANNED PRODUCTS, IF SUCCESSFULLY COMMERCIALIZED, COULD BE EXPOSED TO SIGNIFICANT PRODUCT LIABILITY CLAIMS WHICH COULD BE TIME CONSUMING AND COSTLY TO DEFEND, DIVERT MANAGEMENT ATTENTION AND ADVERSELY IMPACT OUR ABILITY TO OBTAIN AND MAINTAIN INSURANCE COVERAGE, WHICH COULD JEOPARDIZE OUR BUSINESS

The testing, manufacture, marketing and sale of our planned products will involve an inherent risk that product liability claims will be asserted against us. We currently do not have insurance which relates to product liability, but will seek to obtain coverage at such time as we have a product ready to sell, although there is no assurance we will be able to obtain or to pay for such coverage. Even if we obtain product liability insurance, it may prove inadequate to cover claims and/or costs related to potential litigation. The costs and availability of product liability insurance are unknown. Product liability claims or other claims related to our planned product, regardless of their outcome, could require us to spend significant time and money in litigation or to pay significant settlement amounts or judgments. Any successful product liability or other claim may prevent us from obtaining adequate liability insurance in the future on commercially desirable or reasonable terms. In addition, product liability coverage may cease to be available in sufficient amounts or at an acceptable cost. Any inability to obtain sufficient insurance coverage at an acceptable cost or otherwise to protect against potential product liability claims could prevent or inhibit the commercialization of our planned product. A product liability claim could also significantly harm our reputation and delay market acceptance of our planned products.

STRINGENT, ONGOING GOVERNMENT REGULATION AND INSPECTION OF OUR PLANNED PRODUCTS COULD LEAD TO DELAYS IN MANUFACTURE, MARKETING AND SALES

Regulatory agencies continue to review products even after they receive approval. If and when these agencies approve our planned products, manufacturing and marketing will be subject to ongoing regulation, including compliance with current Good Manufacturing Practices, adverse reporting requirements and general prohibitions against promoting products for unapproved or “off-label” uses. We and any third party manufacturers we may use are also subject to inspection and market surveillance by the regulatory agencies for compliance with these and other requirements. Any enforcement action resulting from failure to comply with these requirements could affect the manufacture and marketing of our planned products. In addition, a regulatory agency can withdraw a previously approved product from the market at any time, upon receipt of newly discovered information.

HEALTHCARE REFORM AND CONTROLS ON HEALTHCARE SPENDING MAY LIMIT THE PRICE WE CAN CHARGE FOR OUR PLANNED PRODUCTS AND THE AMOUNT WE CAN SELL

The federal government and private insurers have considered ways to change, and have changed, the manner in which healthcare services are provided in the United States. Potential approaches and changes in recent years include controls on healthcare spending and the creation of large purchasing groups. In the future, it is possible that the government may institute price controls and limits on Medicare and Medicaid spending. These controls and limits might affect the payments we collect from sales of our product, if and when it is commercially available. Assuming we succeed in bringing our product to market, uncertainties regarding future healthcare reform and private practices could impact our ability to sell our product in large quantities at profitable pricing.

It is quite possible that new regulations could be proposed and adopted which could restrict marketing of our products. Although we are not presently aware of any such pending or proposed regulations, there is no assurance that they will not be enacted or imposed.

UNCERTAINTY OF THIRD-PARTY REIMBURSEMENT COULD AFFECT OUR ABILITY TO SELL OUR PLANNED PRODUCTS AT A PROFIT

Sales of medical products largely depend on the reimbursement of patients’ medical expenses by governmental healthcare programs and private health insurers. There is no guarantee that governmental healthcare programs or private health insurers will cover the cost of our product, if and when it is commercially available, or permit us to sell our product at a high enough price to generate a profit.

Risks Related to Our Securities

OUR LIMITED OPERATING HISTORY MAKES EVALUATING OUR STOCK MORE DIFFICULT

Since our inception we have engaged primarily in licensing and raising capital. This limited history may not be adequate to enable you to fully assess our ability to develop and commercialize our planned products and to achieve market acceptance of our planned products and to respond to competition.

WE HAVE A HISTORY OF LOSSES AND EXPECT FUTURE LOSSES; WE MAY NEVER PAY ANY DIVIDENDS TO SHAREHOLDERS.

We have never declared or paid any cash dividends or distributions on our capital stock. We currently intend to retain our future earnings, if any, to support operations and to finance expansion and therefore we do not anticipate paying any cash dividends on our common stock in the foreseeable future.

The declaration, payment and amount of any future dividends will be made at the discretion of the board of directors, and will depend upon, among other things, the results of our operations, cash flows and financial condition, operating and capital requirements, and other factors as the board of directors considers relevant. There is no assurance that future dividends will be paid, and, if dividends are paid, there is no assurance with respect to the amount of any such dividend.

OUR STOCK PRICE IS VOLATILE AND YOUR INVESTMENT IN OUR SECURITIES COULD DECLINE IN VALUE, RESULTING IN SUBSTANTIAL LOSSES TO YOU

The market price of our common stock, which is over the counter (OTCBB: MLXG), has been, and may continue to be, highly volatile. Factors such as announcements of product development progress, financings, technological innovations or new products, either by us or by our competitors or third parties, as well as market conditions within the medical devices industry may have a significant impact on the market price of our common stock. In general, medical stocks tend to be volatile even during periods of relative market stability because of the high rates of failure and substantial funding requirements associated with medical diagnosis companies. Market conditions and conditions of the medical sector could also negatively impact the price of our common stock.

YOU MAY BE UNABLE TO SELL YOUR COMMON STOCK AT OR ABOVE YOUR PURCHASE PRICE, WHICH MAY RESULT IN SUBSTANTIAL LOSSES TO YOU

The following factors may add to the volatility in the price of our common stock:

●	Actual or anticipated variations in our quarterly or annual operating results;
●	Government regulations, announcements of significant acquisitions, strategic partnerships or joint ventures;
●	Our capital commitments; and
●	Additions or departures of our key personnel

Many of these factors are beyond our control and may decrease the market price of our common stock, regardless of our operating performance.  We cannot make any predictions or projections as to what the prevailing market price for our common stock will be at any time, including as to whether our common stock will sustain its current market price, or as to what effect that the sale of shares or the availability of common stock for sale at any time will have on the prevailing market price.

IF WE FAIL TO REMAIN CURRENT ON OUR REPORTING REQUIREMENTS, WE COULD BE REMOVED FROM THE OTC BULLETIN BOARD, WHICH WOULD LIMIT THE ABILITY OF BROKER-DEALERS TO SELL OUR SECURITIES AND THE ABILITY OF SHAREHOLDERS TO SELL THEIR SECURITIES IN THE SECONDARY MARKET.

Companies trading on the OTC Bulletin Board, such as MLXG, must be reporting issuers under Section 12 of the Exchange Act, and must be current in their reports under Section 13 of the Exchange Act, in order to maintain price quotation privileges on the OTC Bulletin Board.  If we fail to remain current on our reporting requirements, we could be removed from the OTC Bulletin Board.  As a result, the market liquidity for our securities could be adversely affected by limiting the ability of broker-dealers to sell our securities and the ability of shareholders to sell their securities in the secondary market.

BECAUSE OUR STOCK IS CONSIDERED TO BE A “PENNY STOCK,” YOUR ABILITY TO SELL YOUR STOCK MAY BE LIMITED

The Penny Stock Act of 1990 requires specific disclosure to be made available in connection with trades in the stock of companies defined as “penny stocks”. The Securities and Exchange Commission (SEC) has adopted regulations that generally define a penny stock to be any equity security that has a market price of less than $5.00 per share, subject to certain exceptions. If an exception is unavailable, the regulations require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule explaining the penny stock market and the risk associated therewith as well as the written consent of the purchaser of such security prior to engaging in a penny stock transaction. The regulations on penny stock may limit the ability of the purchasers of our securities to sell their securities in the secondary marketplace.

ALTHOUGH WE BELIEVE THAT OUR SYSTEM OF DISCLOSURE CONTROLS AND INTERNAL CONTROLS OVER FINANCIAL REPORTING ARE ADEQUATE, SUCH CONTROLS ARE SUBJECT TO INHERENT LIMITATIONS

Although we believe that our system of disclosure controls and internal controls over financial reporting are adequate, we cannot assure you that such controls will prevent all errors or all instances of fraud. A control system, no matter how well designed and operated, can provide only reasonable, not absolute, assurance that the control system’s objectives will be met. Further, the design of a control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their costs. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within the Company will be detected. These inherent limitations include the realities that judgments in decision-making can be faulty, and that breakdowns can occur because of simple error or mistake. Controls can also be circumvented by the individual acts of some persons, by collusion of two or more people, or by management override of the controls. The design of any system of controls is based in part upon certain assumptions about the likelihood of future events, and any design may not succeed in achieving its stated goals under all potential future conditions. Over time, controls may become inadequate because of changes in conditions or deterioration in the degree of compliance with policies or procedures. Because of the inherent limitation of a cost-effective control system, misstatements due to error or fraud may occur and not be detected.

WE DO NOT EXPECT TO PAY DIVIDENDS

We have not declared or paid, and for the foreseeable future we do not anticipate declaring or paying, dividends on our common stock.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

The following discussion and analysis of the results of operations and financial condition for the fiscal years ended April 30, 2010, should be read in conjunction with the Selected Consolidated Financial Data, our financial statements, and the notes to those financial statements that are included elsewhere in this 8-K. References in this section to “we,” “us,” “our,” or the “Company” are to the consolidated business of Panacea.

Our discussion includes forward-looking statements based upon current expectations that involve risks and uncertainties, such as our plans, objectives, expectations and intentions. Actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of a number of factors, including those set forth under the Risk Factors, Cautionary Notice Regarding Forward-Looking Statements and Business sections in this 8-K. We use words such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “may,” “will,” “should,” “could,” and similar expressions to identify forward-looking statements.

COMPANY OVERVIEW

We were incorporated in the state of Delaware on February 5, 2010.  We are a development stage company that has acquired the global rights, except for the United States of America, for early detection cancer tests.

We develop, market, and sell our products in connection with a licensing agreement we entered into on March 24, 2010 with Panacea Pharmaceuticals, Inc.  We focus primarily on selling diagnostic tests for the early detection of cancer through sublicensing agreements in certain countries as well as stand alone operations. Currently, we have no revenue streams and expenses incurred relate to start up costs and professional fees. The company is in the start up phase of its business.  We are in the process of hiring a management team and independent directors to execute our business strategy.

RESULTS OF OPERATIONS

Results of Operations for the period February 5, 2010 (inception) to April 30, 2010

The following tables set forth key components of our results of operations for the periods indicated, in US dollars, and key components of our revenue for the period indicated, in US dollars. The discussion following the table is based on these results.

For the Years Ended
April 30,
2010
(audited)
NET REVENUES	-
COST OF SALES	-
GROSS PROFIT
OPERATING EXPENSES:
Selling
General and administrative	47,000
Total Operating Expenses	47,000
(LOSS) FROM OPERATIONS	(47,000)
NET LOSS	(47,000)
OTHER COMPREHENSIVE INCOME:
Unrealized foreign currency translation gain	-
COMPREHENSIVE LOSS	$(47,000)

Liquidity and Capital Resources

Described in the Panacea audited financials attached hereto as Exhibit 99.1, we acquired a global diagnostic testing license, except for the United States, from Panacea Pharmaceuticals Inc., on March 24, 2010.  In consideration for the license, we issued 18,000,000 common shares and will pay Panacea Pharmaceuticals, Inc., $2,500,000 within 30 days of raising a minimum of $10,000,000 equity investment.  Additionally, we will pay Panacea Pharmaceuticals Inc., 25% of all sublicensing revenue and will purchase all conforming reagents at a cost of $20 per test or 10% of the sale price of the individual test with a minimum price of $8.00 per test.  As of April 30, 2010, we have $2,525,000 in current liabilities comprised primarily of the licensing fee of $2,500,000.

Described in the Panacea Pharmaceuticals Inc. Valuation Analysis of Common Stock dated December 31, 2007, and attached hereto as exhibit 99.2, management obtained a valuation of the global diagnostic testing license conducted by a third party professional valuation service.  According to the valuation, the fair value of the license was valued at approximately $74,000,000. On March 24, 2010, pursuant to the Panacea audited financials attached hereto as exhibit 99.1, management re-evaluated the assumptions in the original valuation and updated the projected value of the diagnostic testing license at $50,000,000.00 based on current circumstances and the company’s business plan.

As there are no current revenues from operating activities, we must presently rely upon the issuance of common stock and additional capital contributions from shareholders and/or loans from shareholders and third-party lenders to meet our working capital needs. It is expected by management that we will need to rely upon new capital contributions to pay our liabilities.

Quantitative and Qualitative Disclosures about Market Risk

Not applicable as a smaller reporting company.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements.

Critical Accounting Pronouncements

Our financial statements and related public financial information are based on the application of accounting principles generally accepted in the United States (“GAAP”). GAAP requires the use of estimates; assumptions, judgments and subjective interpretations of accounting principles that have an impact on the assets, liabilities, and revenue and expense amounts reported. These estimates can also affect supplemental information contained in our external disclosures including information regarding contingencies, risk and financial condition.  We believe our use of estimates and underlying accounting assumptions adhere to GAAP and are consistently and conservatively applied.  We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results may differ materially from these estimates under different assumptions or conditions.  We continue to monitor significant estimates made during the preparation of our financial statements

Recent Accounting Pronouncements

In May 2009, the FASB issued SFAS No. 165, Subsequent Events (“SFAS 165”). SFAS 165 establishes general standards of accounting for and disclosing of events that occur after the balance sheet date but before the financial statements are issued or are available to be issued. SFAS 165 does not significantly change the types of subsequent events that an entity reports, but it requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date. SFAS 165 is effective for interim or annual reporting requirements ending after June 15, 2009. The adoption of this standard did not have a material impact on our financial position, results of operations or cash flows of the Company.

In June 2009, the FASB issued Accounting Standards Update (“ASU”) 2009-01, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162 (“ASU 2009-01”). ASU 2009-01 established the Accounting Standards Codification (the “Codification”) as the source of authoritative GAAP recognized by the FASB to be applied to nongovernmental entities. The Codification supersedes all prior non-SEC accounting and reporting standards. Following ASU 2009-01, the FASB will not issue new accounting standards in the form of FASB Statements, FASB Staff Positions, or Emerging Issues Task Force abstracts. ASU 2009-01 also modifies the existing hierarchy of GAAP to include only two levels — authoritative and non-authoritative. ASU 2009-01 is effective for financial statements issued for interim and annual periods ending after September 15, 2009, and early adoption was not permitted. The adoption of this standard did not have an impact on the financial position, results of operations or cash flows of the Company.

In August 2009, the FASB issued ASU 2009-05, Fair Value Measurements and Disclosures (Topic 820) - Measuring Liabilities at Fair Value (“ASU 2009-05”). ASU 2009-05 addresses concerns in situations where there may be a lack of observable market information to measure the fair value of a liability, and provides clarification in circumstances where a quoted market price in an active market for an identical liability is not available. In these cases, reporting entities should measure fair value using a valuation technique that uses the quoted price of the identical liability when that liability is traded as an asset, quoted prices for similar liabilities, or another valuation technique, such as an income or market approach. ASU 2009-05 also clarifies that when estimating the fair value of a liability, a reporting entity is not required to include a separate input or adjustment to other inputs relating to the existence of a restriction that prevents the transfer of the liability. ASU 2009-05 is effective for the first reporting period subsequent to August 2009 and the adoption of this update is not expected to have a material impact on the financial position, results of operations, or cash flows of the Company.

In June 2009, the FASB issued SFAS No. 166, Accounting for Transfers of Financial Assets, an amendment of FASB Statement No. 140 (“SFAS 166”). SFAS 166 amends the application and disclosure requirements of SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities — a Replacement of FASB Statement 125 (“SFAS 140”), removes the concept of a “qualifying special purpose entity” from SFAS 140 and removes the exception from applying FASB Interpretation (“FIN”) No. 46(R), Consolidation of Variable Interest Entities — an Interpretation of ARB No. 51 (“FIN 46(R)”) to qualifying special purpose entities. SFAS 166 is effective for the first annual reporting period that begins after November 15, 2009, and early adoption is not permitted. The adoption of this standard is not anticipated to have a material impact on the financial position, results of operations or cash flows of the Company.

In October 2009, the FASB issued ASU 2009-13, Revenue Recognition (Topic 605) — Multiple-Deliverable Revenue Arrangements, a consensus of the FASB Emerging Issues Task Force (“ASU 2009-13”). ASU 2009-13 addresses the accounting for multiple-deliverable arrangements where products or services are accounted for separately rather than as a combined unit, and addresses how to separate 71 deliverables and how to measure and allocate arrangement consideration to one or more units of accounting. Existing GAAP requires an entity to use vendor-specific objective evidence (“VSOE”) or third-party evidence of a selling price to separate deliverables in a multiple-deliverable selling arrangement. As a result of ASU 2009-13, multiple-deliverable arrangements will be separated in more circumstances than under current guidance. ASU 2009-13 establishes a selling price hierarchy for determining the selling price of a deliverable. The selling price will be based on VSOE if it is available, on third-party evidence if VSOE is not available, or on an estimated selling price if neither VSOE nor third-party evidence is available. ASU 2009-13 also requires that an entity determine its best estimate of selling price in a manner that is consistent with that used to determine the selling price of the deliverable on a stand-alone basis, and increases the disclosure requirements related to an entity’s multiple-deliverable revenue arrangements. ASU 2009-13 must be prospectively applied to all revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010, and early adoption is permitted. Entities may elect, but are not required, to adopt the amendments retrospectively for all periods presented. The Company expects to adopt the provisions of ASU 2009-13 on January 1, 2011 and does not believe that the adoption of this standard will have a material impact on the financial position, results of operations, or cash flows of the Company.

In December 2009, the FASB issued ASU 2009-17, Consolidations (Topic 810) — Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities. ASU 2009-17 replaces the quantitative-based risk and rewards calculation for determining which reporting entity, if any, has a controlling financial interest in a variable interest entity with an approach focused on identifying which reporting entity has the power to direct the activities of a variable interest entity that most significantly impact the entity’s economic performance and (1) the obligation to absorb losses of the entity or (2) the right to receive benefits from the entity. An approach that is expected to be primarily qualitative will be more effective for identifying which reporting entity has a controlling financial interest in a variable interest entity. ASU 2009-17 also requires additional disclosures about a reporting entity’s involvement in variable interest entities. The provisions of ASU 2009-17 are to be applied beginning in the first fiscal period beginning after November 15, 2009. The Company adopted ASU 2009-17 on January 1, 2010 and does not anticipate that the adoption of this standard will have a material effect on the financial position, results of operations, or cash flows of the Company.

In January 2010, the FASB issued ASU 2010-02, Consolidation (Topic 810) — Accounting and Reporting for Decreases in Ownership of a Subsidiary — A Scope Clarification. ASU 2010-02 clarifies that the scope of previous guidance in the accounting and disclosure requirements related to decreases in ownership of a subsidiary apply to (i) a subsidiary or a group of assets that is a business or nonprofit entity; (ii) a subsidiary that is a business or nonprofit entity that is transferred to an equity method investee or joint venture; and (iii) an exchange of a group of assets that constitutes a business or nonprofit activity for a non-controlling interest in an entity. ASU 2010-02 also expands the disclosure requirements about deconsolidation of a subsidiary or derecognition of a group of assets to include (i) the valuation techniques used to measure the fair value of any retained investment; (ii) the nature of any continuing involvement with the subsidiary or entity acquiring a group of assets; and (iii) whether the transaction that resulted in the deconsolidation or derecognition was with a related party or whether the former subsidiary or entity acquiring the assets will become a related party after the transaction. The provisions of ASU 2010-02 will be effective for the first reporting period beginning after December 13, 2009. The Company adopted the provisions of ASU 2010-02 on January 1, 2010 and does not anticipate that the adoption of this standard will have a material impact on the financial position, results of operations, or cash flows of the Company.

In January 2010 the FASB issued ASU 2010-06, Fair Value Measurements and Disclosures (Topic 820) —Improving Disclosures About Fair Value Measurements. ASU 2010-06 clarifies the requirements for certain disclosures around fair value measurements and also requires registrants to provide certain additional disclosures about those measurements. The new disclosure requirements include (i) the significant amounts of transfers into and out of Level 1 and Level 2 fair value measurements during the period, along with the reason for those transfers, and (ii) separate presentation of information about purchases, sales, issuances and settlements of fair value measurements with significant unobservable inputs. ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009. The Company adopted the provisions of ASU 2010-06 on January 1, 2010 and does not anticipate that the adoption of this standard will have a material impact on the financial position, results of operations, or cash flows of the Company.

Going Concern

These financial statements have been prepared assuming the Company will continue on a going-concern basis. The Company has incurred losses since inception and the ability of the Company to continue as a going-concern depends upon its ability to develop profitable operations and to continue to raise adequate financing. Accumulated Losses from inception to April 30, 2010 total $47,000. Management is actively targeting sources of additional financing to provide continuation of the Company’s operations. In order for the Company to meet its liabilities as they come due and to continue its operations, the Company is solely dependent upon its ability to generate such financing.

There can be no assurance that the Company will be able to continue to raise funds, in which case the Company may be unable to meet is obligations. Should the Company be unable to realize its assets and discharge its liabilities in the normal course of business, the net realizable value of its assets may be materially less than the amounts recorded in these financial statements.

The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence.

Impairment of Long-lived Assets

In accordance with ASC 360-10-05 (formerly SFAS No. 144), "Accounting for the Impairment or Disposal of Long-Lived Assets", long-lived assets to be held and used are analyzed for impairment whenever events or changes in circumstances indicate that the related carrying amounts may not be recoverable. The Company evaluates whether events and circumstances have occurred that indicate possible impairment. If there are indications of impairment, the Company uses future undiscounted cash flows of the related asset or asset grouping over the remaining life in measuring whether the assets are recoverable. In the event such cash flows are not expected to be sufficient to recover the recorded asset values, the assets are written down to their estimated fair value. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value of asset less cost to sell. The Company evaluated the Global Diagnostic License on April 30, 2010, no events or changes in circumstances indicate that it is impaired since it was acquired on March 24, 2010. As described in note 3, the long-lived assets have been valued on a going concern basis; however, substantial doubt exists as to the ability of the Company to continue as a going concern. If the Company ceases operations, the asset values may be materially impaired.

MANAGEMENT

Appointment of New Directors and Officers

At the Closing Date of the Exchange Agreement, Alex Haditaghi and Gary Cilevitz resigned as the Officers and Directors of the Company and Sethi Binnay and Moshiri Mahmood were appointed as the new Officers and Directors upon effectiveness of an information statement required by Rule 14f-1 promulgated under the Exchange Act. We are looking for a management team along with a minimum of three independent directors to execute our business plan.

The following table sets forth the names, ages, and positions of our new executive officers and directors.  Executive officers are elected annually by our Board of Directors.  Each executive officer holds his office until he resigns, is removed by the Board, or his successor is elected and qualified or his earlier resignation or removal.

Name	Age	Position
Sethi Binnay	44	President, CEO, CFO
Moshiri Mahmood	55	Secretary

A brief biography of each officer and director is more fully described in Item 5.02(c). The information therein is hereby incorporated in this section by reference.

Employment Agreements

As of the date hereof, we have not entered into employment contracts with any of our officers.

Family Relationships

There are no family relationships among our directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers have been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement. Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics applicable to our Directors, Officers and Management.

EXECUTIVE COMPENSATION

The following table sets forth all cash compensation paid by Moneylogix, for the year ended December 31, 2009.

Name and Position	Year	Salary	Bonus	Stock Compensation	All Other Compensation	Total
Majid Haditaghi (Chairman and	2009	-	-	-	-	-
CEO)	2008	-	-	-	-	-
Alex Haditaghi (Chairman)	2009	$16,500	-	-	-	$16,500
Gary Cilevitz (CEO, CFO and President)	2009	$46,250	-	-	$32,400	$78,650

Compensation of Directors

Directors are permitted to receive fixed fees and other compensation for their services as directors. The Moneylogix Board has the authority to fix the compensation of directors. No amounts have been paid to, or accrued to, directors in such capacity.

Option Grants Table. There were no individual grants of stock options to purchase our common stock made to the executive officer named in the Summary Compensation Table through to date.

Aggregated Option Exercises and Fiscal Year-End Option Value Table. There were no stock options exercised during period ending December 31, 2009 by the executive officer named in the Summary Compensation Table.

Long-Term Incentive Plan (‘LTIP’) Awards Table. There were no awards made to a named executive officer in the last completed fiscal year under any LTIP.

Panacea Executive Compensation Summary

The following table sets forth all cash compensation paid by Panacea, for the year ended December 31, 2009.

PRINCIPAL STOCKHOLDERS

Pre-Share Exchange

The following table sets forth certain information regarding our securities beneficially owned as of the date hereof, for (i) each stockholder known to be the beneficial owner of 5% or more of the Company’s outstanding shares of common stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group, on a pro forma basis prior to the Closing of the Share Exchange.

(1) Based on 85,763,586 shares of common stock outstanding prior to the Closing.

Name and Address	Amount and Nature of Beneficial Ownership	Percentage of Class
Gary Cilevitz	-	0%

Alex Haditaghi	-	0%

Roscoe Investment International, LLC	71,200,000	83%

Post-Share Exchange

The following table sets forth certain information regarding our securities beneficially owned on the Closing Date, for (i) each stockholder known to be the beneficial owner of 5% or more of the Company’s outstanding shares of common stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group.

As of the date of filing, we have 89,363,586 shares of common stock issued and outstanding.

Name and Address of Beneficial Owner (1)(2)	Amount and Nature of Beneficial Ownership	Percent of Class
Bowen Financial Advisory Group STE 205 A- Saffrey Square, P.O. Box N 9934 Nassau	8,500,000	9.5%
Majid Haditaghi 47 Ardmore Crescent, Richmond Hill, Ontario Canada L4B-3P6	8,200,000	9.1%
Marciafor Holdings, Inc. STE 205 A- Saffrey Square, P.O. Box N 9934 Nassau	8,000,000	8.9%
Moshiri Mahmood 88 Toporowski Ave Richmond Hill, Ontario Canada L4S 2V6	14,800,000	16.7%
Masoud Ataei Nia P.O.Box 117839 Dubai, UAE	7,000,000	7.8%
Panacea Pharmaceuticals Inc., 209 Perry Parkway, STE 13 Gaithersburg, MD 20877-2143	35,500,000	39.7%
All Executive Officers and Directors as a group (2 persons)	15,800,000	17.6%

DESCRIPTION OF SECURITIES

We are authorized to issue 100,000,000 shares of common stock, par value $0.001 per share and 10,000,000 preferred shares are authorized. As of the date hereof, there are 89,363,586 shares of common stock issued and outstanding.

(a) Common Stock.

Subject to preferences that may apply to shares of preferred stock outstanding at the time, the holders of outstanding shares of common stock are entitled to receive dividends out of assets legally available therefore at times and in amounts as our board of directors may determine. Each stockholder is entitled to one vote for each share of common stock held on all matters submitted to a vote of the stockholders. Cumulative voting is not provided for in our amended articles of incorporation, which means that the majority of the shares voted can elect all of the directors then standing for election. The common stock is not entitled to preemptive rights and is not subject to conversion or redemption. Upon the occurrence of a liquidation, dissolution or winding-up, the holders of shares of common stock are entitled to share ratably in all assets remaining after payment of liabilities and satisfaction of preferential rights of any outstanding preferred stock. There are no sinking fund provisions applicable to the common stock.

(b) Preferred Stock.

The Board of Directors is empowered to designate and issue from time to time one or more classes or series of preferred stock and to fix and determine the relative rights, preferences, designations, qualifications, privileges, options, conversion rights, limitations and other special or relative rights of each such class or series so authorized. Such action could adversely affect the voting power and other rights of the holders of the Company’s capital shares or could have the effect of discouraging or making difficult any attempt by a person or group to obtain control of the Company.

(c) Warrants and Options.

We currently do not have any warrants or options issued and outstanding.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Our common stock, par value $0.001 per share, has a trading symbol (“MLXG”) but has been thinly traded on the Over-The-Counter Bulletin Board (“OTCBB”).

The market price of our common stock is subject to significant fluctuations in response to variations in our quarterly operating results, general trends in the market, and other factors, over many of which we have little or no control. In addition, broad market fluctuations, as well as general economic, business and political conditions, may adversely affect the market for our common stock, regardless of our actual or projected performance.

Holders

As of the date hereof, after the close of the Share Exchange, 89,363,586 shares of common stock are issued and outstanding.  There are 1032 shareholders of our common stock.

Transfer Agent and Registrar

As of July 7, 2010 the Transfer Agent for our common stock is OTR, Inc., 1000 SW Broadway, Suite 920, Portland, Oregon 97205.  OTR, Inc. can be reached via telephone at (503) 225-0375.

Dividend Policy

Since inception we have not paid any dividends on our common stock. We currently do not anticipate paying any cash dividends in the foreseeable future on our common stock. Although we intend to retain our earnings, if any, to finance the exploration and growth of our business, our Board of Directors will have the discretion to declare and pay dividends in the future. Payment of dividends in the future will depend upon our earnings, capital requirements, and other factors, which our Board of Directors may deem relevant.

Penny Stock

If we are able to obtain a listing of our securities on a national securities exchange, we may be subject in the future to the SEC’s “penny stock” rules if our securities sell below $5.00 per share. Penny stocks generally are equity securities with a price of less than $5.00. The penny stock rules require broker-dealers to deliver a standardized risk disclosure document prepared by the SEC which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson, and monthly account statements showing the market value of each penny stock held in the customer’s account. The bid and offer quotations, and the broker-dealer and salesperson compensation information must be given to the customer orally or in writing prior to completing the transaction and must be given to the customer in writing before or with the customer’s confirmation.

In addition, the penny stock rules require that prior to a transaction, the broker dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. The penny stock rules are burdensome and may reduce purchases of any offerings and reduce the trading activity for our securities. As long as our securities are subject to the penny stock rules, the holders of such securities may find it more difficult to sell their securities.

Equity Compensation Plan Information

We have not entered into any equity compensation plans.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On June 30, 2010 we entered into the Moneylogix SPA by and among Roscoe, the Company and Moneylogix Canada, the wholly owned subsidiary of the Company.  The closing of the transaction took place on June 30, 2010.  Pursuant to the terms of the Stock Purchase Agreement the Company transferred 100% of the issued and outstanding shares of Moneylogix Canada to Roscoe.  In exchange, Roscoe transferred to the Company 71,200,000 shares of common stock of the Company held by him for cancellation.

Except as otherwise disclosed herein or incorporated herein by reference, there have not been any transactions, or proposed transactions, during the last year, to which the Company was or is to be a party, in which any director or executive officer of the Company, any nominee for election as a director, any security holder owning beneficially more than five percent of the common stock of the Registrant, or any member of the immediate family of the aforementioned persons had or is to have a direct or indirect material interest.

Legal Proceedings

All legal proceedings are related to the wholly owned subsidiary of the Company, Moneylogix Canada and have been transferred to Roscoe Investment International, LLC through its 100% ownership of Moneylogix Canada:

A)
The Company has commenced an action on February 2010 in Ontario against Lawrence Cogan, Ralph Canonaco, Transbay Developments Inc and 213105 Ontario Limited (“Defendants”).  The statement of claim is for aggregate payments equal to approximately the promissory note of $142,725 ($150,000 CDN) and accrued interest from November 17, 2009 to the present date. The promissory was due December 31, 2009 with four percent interest per month.  The Defendants have filed a notice to intent to defend on March 23, 2010 but not have yet filed a statement of defense.  The Company will pursue all legal means to collect these promissory note and the related interest payments.

B)
The Company has commenced an action on February 2010 in Ontario against Ralph Canonaco and 213105 Ontario Limited (“Defendants”).  The statement of claim is for the severance of the two real property lots on the property held by the defendants and damages totaling $3,000,000.  The defendants were required to severe the real property lots  per an agreement dated August 15, 2009 and failed to do so.   The Defendants have filed a statement of defense in April 2010 and the company has already replied back to the defendants.  The Company will pursue all legal means to severe these real property lots and damages.

C)
Two former employees, Adam Seanor and Tom Copeland, (“Plaintiffs”) have commenced an action on October 2009 in Ontario, Canada against the Company.  The statement of claim is for an aggregate payment equal to approximately $476,000($500,000 CDN) related to a wrongful dismissal.  The Company plans to vigorously defend itself in this claim and has launched a counter suit against the plaintiffs in the amount of $1,903,000($2,000,000 CDN). Included in Accounts Payable and Stock Compensation Liability is approximately $226,000 relating to salaries, expenses and stock compensation. The stock compensation liability was set up during Q2 2009 and has not been removed since this is a contentious issue. We have not accrued for this event because at the present time, the Company and its legal counsel agree that the likelihood of the outcome of this proceeding cannot be reasonably determined or quantified.

D)
A Company and its principals (“Plaintiffs”) have commenced an action on December 2009 in Ontario, Canada against the Company. The status of this action is inactive due to numerous errors in the statement of claim which were identified by Company’s legal counsel and submitted back to the Plaintiffs to correct and resubmit.  The Plaintiffs have not yet resubmitted their amended statement of claim since they were contacted in February 2010. The incorrect statement of claim is for an aggregate payment of approximately $7,707,000($8,100,000 CDN) and 6,250,000 common shares from treasury related to breach of contract.  The Company plans to vigorously defend itself once it receives the amended claim and will launch a counter suit against the plaintiffs.   Included in Accounts Payable is approximately $6,600 ($6,945 CDN) relating to rental expense charged to the company.  No additional amounts related to this claim have been accrued, as there are no valid claims against us and therefore, no assessment can be reasonably made or determined at this time.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

Our directors and officers are indemnified as provided by the Nevada Revised Statutes and our Bylaws.  Pursuant to the provisions of Nevada Revised Statutes 78.751, the Company shall indemnify its directors, officers and employees as follows: Every director, officer, or employee of the Company shall be indemnified by the Company against all expenses and liabilities, including counsel fees, reasonably incurred by or imposed upon him/her in connection with any proceeding to which he/she may be made a party, or in which he/she may become involved, by reason of being or having been a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of the Company, partnership, joint venture, trust or enterprise, or any settlement thereof, whether or not he/she is a director, officer, employee or agent at the time such expenses are incurred, except in such cases wherein the director, officer, employee or agent is adjudged guilty of willful misfeasance or malfeasance in the performance of his/her duties; provided that in the event of a settlement the indemnification herein shall apply only when the Board of Directors approves such settlement and reimbursement as being for the best interests of the Company. The Company shall provide to any person who is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of the company, partnership, joint venture, trust or enterprise, the indemnity against expenses of a suit, litigation or other proceedings which is specifically permissible under applicable law. Our bylaws also provide that we will indemnify our directors and officers from all liabilities incurred by them in connection with any action, suit or proceeding in which they are involved by reason of their acting as our directors and officers.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 3.02 Unregistered Sale of Equity Securities

Pursuant to the Exchange Agreement, on June 30, 2010, we issued an aggregate of 74,800,000 shares of common stock to the Panacea Shareholders, their designees or assigns, in exchange for 100% of the outstanding shares of Panacea.  Such securities were not registered under the Securities Act.  These securities qualified for exemption under Section 4(2) of the Securities Act since the issuance securities by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of securities offered. We did not undertake an offering in which we sold a high number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(2) since they agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act for this transaction.

Item 5.01  Changes in Control of Registrant.

As explained in Item 2.01, in connection with the Exchange Agreement, we issued an aggregate of 74,800,000 shares of common stock to the Panacea Shareholders, their designees or assigns, in exchange for 100% of the outstanding shares of Panacea.  At closing, Panacea became our wholly owned subsidiary.

As set forth in Item 2.01 Majid Haditaghi, our majority shareholder entered into the Roscoe SPA with Roscoe Investment International, LLC. Pursuant to the Roscoe SPA Majid Haditaghi sold 71,200,000 shares of our common stock to Roscoe for an aggregate purchase price of $71,200.00.  The closing of the transaction took place on June 30, 2010.

Lastly, as set forth in Item 2.01, in connection with the Moneylogix SPA we transferred 100% of the issued and outstanding shares of Moneylogix Canada, our wholly owned subsidiary (the “Subsidiary Shares”) to Roscoe.  In exchange, Roscoe transferred to us 71,200,000 shares of common stock held by him for cancellation.

In connection with the Closing of the Share Exchange, under the section titled “Management” and below in Item 5.02 of this Current Report on Form 8-K, on June 30, 2010, as a further condition of the Share Exchange, Alex Haditaghi and Gary Cilevitz resigned as the sole Officers and Directors of the Company. Further, Moshiri Mahmood and Sethi Binnay were appointed as the new Officers and Directors of the Company immediately at the closing.

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)   Resignation of Director and Officer

Subject to the effectiveness of an information statement required by Rule 14f-1 promulgated under the Exchange Act, Alex Haditaghi and Gary Cilevitz resigned as the sole officers and directors of the Company.   There were no disagreements between Alex Haditaghi, Gary Cilevitz and the Company.

(b)   Appointment of Directors and Officers

The following persons were appointed as our officers and directors at the Closing:

Name	Age	Position
Binnay Sethi	44	Chief Executive Officer/Chief Financial Officer, Director
Moshiri Mahmood	55	Secretary, Director

The business background descriptions of the newly appointed directors and officers are as follows:

Binnay Sethi, President, CEO, CFO and Director

Binnay Sethi is currently the CEO of Binalli Vision, one of the largest building maintenance companies in Canada.  Binalli Vision has over 500 clients and employs over 400 people. He founded the company  in 1995 and has grown the organization  from inception.  He has started and managed numerous companies throughout his career focused in the building maintenance area along with real property administration.  Prior to Binalli Vision, Binnay owned multiple Subway franchises around Toronto and sold them in 1995.  He has studied Business and International business at York University and Seneca College.

Moshiri Mahmood, Secretary and Director

Since 1990, Moshiri Mahmood has been on the faculty at several medical universities including Zahedan University of Medical Sciences, Yazd University of Medical Sciences, Iran University of Medical Sciences, and Rajaei Cardiovascular Research Center, Tehran, Iran. Dr. Moshiri has extensive experience in teaching and practicing medicine and performing clinical researches focusing on preventive medicine, nutrition and cancer pathology, and cardiovascular health. He has published extensively on the subject of pathology in preventive and therapeutic disciplines during the last 20 years. Dr. Moshiri has hosted numerous newscasts in the health and preventive fields for Iranian National TV in Iran. In addition to his media expertise, his articles have been published in many American, European, and Asian medical journals. He has been a contributing author of medical books published in North America including Antioxidant in Human Health and Diseases, Canada, 1998 and Frontiers in Cardiovascular Health, Boston, USA. Dr. Moshiri has been an Organizing Member, and International Advisory Board Member and Speaker in many World Congresses on Clinical Nutrition and Medicine including the World Congress on Clinical Nutrition in China 1995, Iran 1996, Canada, Banff 1997, India 1999, Iran 1999, Mexico 1998, Canada, Alberta University 2007. Mr. Mahmood graduated from Esfahan Medical School in 1978, obtained his MD from Iran University of Medical Sciences, and received his degree in Clinical and Anatomical Pathology from Beheshti School of Medicine in Tehran, Iran.

From 1997 to 2007, Dr. Moshiri served as Vice President of the International College of Nutrition; and has won two Medical World Congress Awards (1997 Banff, Canada, and 2007 Alberta University, Canada). He is the President of Proteus Imaging Canada.

(c) Family Relationships

There are no family relationships between the officers or directors of the Company.

(d) Employment Agreements of the Executive Officers

We currently did not enter into any employment agreement with our executive officers.

Item 9.01  Financial Statement and Exhibits.

(a)  Financial Statements of Business Acquired.

The Audited Financial Statements of Panacea as of April 30, 2010 are filed as Exhibit 99.1 to this current report and are incorporated herein by reference.

(b)  Pro Forma Financial Information.

Not Applicable.

(c)  Shell Company Transactions.

Reference is made to Items 9.01(a) and 9.01(b) and the exhibits referred to therein which are incorporated herein by reference.

(d)  Exhibits.

Exhibit No.	Description
2.1	Share Exchange Agreement by and between the Company, Panacea Global, Inc., and Hussein Giamberi, as an agent for the majority shareholders of Panacea
2.2	Stock Purchase Agreement by and between the Company and Roscoe Investment International, LLC, dated June 30, 2010
2.3	Stock Purchase Agreement by and between Majid Haditaghi and Roscoe Investment International, LLC, dated June 30, 2010
3.1	Certificate of Incorporation (1)
3.2	Bylaws (1)
10	Licensing Agreement by and between Panacea Global Inc., and Panacea Pharmaceuticals, Inc.
99.1	The Audited Consolidated Financial Statements of Panacea Global, Inc., as of March 31, 2010 and 2009
99.2	Panacea Pharmaceuticals, Inc., Valuation Analysis of Common Stock as of December 31, 2007

(1) Incorporated by reference to the Company’s registration statement on Form SB-2 filed with the Securities and Exchange Commission on October 21, 1998.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYLOGIX GROUP, INC.

Date: July 8, 2010	By:	/s/ Binnay Sethi
Director, Chief Executive Officer and President